SUPPLEMENT TO PROSPECTUS OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.       Evergreen VA Special Equity Fund

         Effective October 4, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change to the Fund:

     Jay Zelko, Eric M. Teal and Timothy M. Stevenson, CFA, have been Co-Managers of the Fund since October 1999. Mr. Zelko joined First Union National Bank ("FUNB") in April 1994. Mr. Zelko is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since June 1999.

     Eric M. Teal joined FUNB in September 1993 as an investment officer and has been Vice President and quantitative equity analyst since September 1997. Currently, Mr. Teal heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He is also responsible for equity quantitative management for the Evergreen Select Equity Funds. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999.

     Timothy M. Stevenson has been an investment professional since August 1981. Before joining FUNB in November 1994 as a Senior Vice President and portfolio manager, Mr. Stevenson served as a research director and portfolio manager for Cedar Hill Associates, Inc. from July 1989 to July 1994. Mr. Stevenson has been affiliated with MIC as a portfolio manager since October 1999.


October 11, 1999                                                   550142-10/99